Exhibit 99.1

CalAmp Announces CFO Transition

Kurt Binder to Step Down as CFO on September 30; Search Underway to Identify Successor

IRVINE, Calif., August 26, 2022 – CalAmp (Nasdaq: CAMP), a connected intelligence company helping people and organizations improve operational performance with a data-driven solutions ecosystem, today announced that Kurt Binder will be stepping down from his role as Chief Financial Officer to pursue another opportunity, effective September 30, 2022.

The Company has commenced a search for its next CFO with the assistance of an executive search firm. In the event that a new CFO is not appointed by October 1, 2022, then it is expected that Cindy Zhang, the Company’s Senior Vice President of Financial Planning and Analysis, will assume the role of interim CFO until the new CFO is appointed. Ms. Zhang joined CalAmp in 2017 and has been a senior leader of the finance team, contributing to the Company’s strategic multi-year financial plan, forecast models, and accounting functions, while working closely with the Company’s operations and sales teams. Prior to CalAmp, she held finance roles at Vizio Inc. and The Walt Disney Company. She holds a Master of Business Administration from The University of Chicago Booth School of Business, a Master in Foreign Trade from Hunan University and a Bachelor of Science in Electrical Engineering from Wuhan University of Technology.

“Since Kurt joined CalAmp in 2017, he has played an integral role in executing our vision to drive the future of telematics,” said Jeff Gardner, CalAmp’s president and CEO. “Kurt’s leadership and his commitment to operational excellence has helped propel the organization to higher levels of accomplishment, and our world-class financial organization is well positioned to continue driving results. We thank Kurt for his many contributions and wish him all the best in his future endeavors.”

Mr. Gardner continued, “Looking ahead, we continue to build on our momentum and execute on our strategy, and we remain confident that CalAmp is well positioned to continue our transformational journey and achieve long-term growth and profitability.”

Mr. Binder added, “CalAmp is a tremendous company that has significant opportunity ahead. It has been a privilege to work alongside such a talented team and I am proud of the Company’s many accomplishments during my tenure and the progress we have made in positioning the Company for growth and profitability. I look forward to watching CalAmp’s continued industry leadership and success in the years to come.”

About CalAmp

CalAmp (Nasdaq: CAMP) provides flexible solutions to help organizations worldwide monitor, track and protect their vital assets. Our unique combination of software, devices and platform enables over 14,000 commercial and government organizations worldwide to increase efficiency, safety and transparency while accommodating the unique ways they do business. With over 10 million active edge devices and 275+ issued or pending patents, CalAmp is the telematics leader organizations turn to for innovation and dependability. For more information, visit calamp.com, or LinkedIn, Facebook, Twitter, YouTube or CalAmp Blog.

CalAmp, LoJack, TRACKER, Here Comes The Bus, Bus Guardian, iOn Vision, CrashBoxx and associated logos are among the trademarks of CalAmp and/or its affiliates in the United States, certain other countries and/or the EU. Spireon acquired the LoJack® U.S. Stolen Vehicle Recovery (SVR) business from CalAmp and holds an exclusive license to the LoJack mark in the United States and Canada. Any other trademarks or trade names mentioned are the property of their respective owners.

Forward-Looking Statements

Exhibit 99.1

This announcement contains forward-looking statements (including within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended) concerning CalAmp. These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about (i) our plans, objectives and intentions with respect to future operations, services and products, (ii) our competitive position and opportunities, and (iii) other statements identified by words such as such as “may”, “will”, “expect”, “intend”, “plan”, “potential”, “believe”, “seek”, “could”, “estimate”, “judgment”, “targeting”, “should”, “anticipate”, “predict”, “project”, “aim”, “goal”, and similar words, phrases or expressions. These forward-looking statements are based on management’s current expectations and beliefs, as well as assumptions made by, and information currently available to, management, current market trends and market conditions, and involve risks and uncertainties, many of which are outside of our control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Particular uncertainties that could materially affect future results include any risks associated with global economic conditions and concerns; the effects of global outbreaks of pandemics or contagious diseases or fear of such outbreaks, such as the recent coronavirus (COVID-19) pandemic; global component shortages due to supply chain constraints caused by the COVID-19 pandemic; disruptions in sales, operations, relationships with customers, suppliers, employees; our ability to successfully and timely accomplish our transformation to a SaaS solutions provider; our transition out of the automotive vehicle financing business; competitive pressures; pricing declines; demand for our telematics products; rates of growth in our target markets; prolonged disruptions of our contract manufacturers’ facilities or other significant operations; force majeure or force-majeure-like events at our contract manufacturers’ facilities including component shortages; the ongoing diversification of our global supply chain; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to improve gross margin; cost-containment measures; legislative, trade, tariff, and regulatory actions; integration, unexpected charges or expenses in connection with acquisitions; the impact of legal proceedings and compliance risks; the impact on our business and reputation from information technology system failures, network disruptions, cyber-attacks, or losses or unauthorized access to, or release of, confidential information; the ability of the Company to comply with laws and regulations regarding data protection; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer product and warranty and indemnification claims; our ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which our products are designed; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature. More information on these risks and other potential factors that could affect our financial results is included in our filings with the U.S. Securities and Exchange Commission (“SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings, which you may obtain for free at the SEC’s website at http://www.sec.gov. We undertake no intent or obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, which speak as of their respective dates except as required by law.

CalAmp Media Inquiries

Edward Lin

Merritt Group

+1 240.994.3027

lin@merrittgrp.com

CalAmp Investor Inquiries

Joel Achramowicz

Exhibit 99.1

Shelton Group

+1 415.845.9964

sheltonir@sheltongroup.com